Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues	30,430	33,323	34,515		98,268	35,811	38,129	35,528	33,685	143,153
Equity in earnings of affiliates	153	153	337		643	528	487	549	215	1,779
Net gain (loss) on dispositions	1,087	(93)	11		1,005	—	237	2	82	321
Other income	56	139	116		311	97	58	84	4	243
Total Revenues and Other Income	31,726	33,522	34,979		100,227	36,436	38,911	36,163	33,986	145,496

Costs and Expenses
Purchased crude oil and products	27,660	29,077	30,219		86,956	32,386	34,628	32,194	30,754	129,962
Operating expenses	1,622	1,440	1,492		4,554	1,452	1,407	1,499	1,581	5,939
Selling, general and administrative expenses	519	582	792		1,893	557	552	1,194	511	2,814
Depreciation and amortization	791	816	826		2,433	504	497	543	819	2,363
Impairments	26	4	951		981	165	225	29	37	456
Taxes other than income taxes	233	218	221		672	165	49	53	62	329
Accretion on discounted liabilities	12	10	12		34	9	10	8	13	40
Interest and debt expense	221	264	259		744	227	231	229	220	907
Foreign currency transaction (gains) losses	(6)	(9)	8		(7)	7	1	1	2	11
Total Costs and Expenses	31,078	32,402	34,780		98,260	35,472	37,600	35,750	33,999	142,821
Income (loss) before income taxes	648	1,120	199		1,967	964	1,311	413	(13)	2,675
Income tax expense (benefit)	122	212	32		366	203	291	44	(38)	500
Net Income	526	908	167		1,601	761	1,020	369	25	2,175
Less: net income attributable to noncontrolling interests	39	31	34		104	13	5	23	17	58
Net Income Attributable to Phillips 66	487	877	133		1,497	748	1,015	346	8	2,117

Net Income Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	1.19	2.15	0.32		3.67	1.74	2.39	0.82	0.01	5.01
Diluted	1.18	2.15	0.32		3.66	1.73	2.38	0.82	0.01	4.99

Weighted-Average Common Shares Outstanding (thousands)
Basic	409,182	406,763	404,508		406,801	428,959	422,869	417,305	411,687	420,174
Diluted	410,505	407,929	405,549		407,885	431,906	425,734	418,803	412,962	421,888

Effective tax rate (%)*	18.8%	19.0%	16.0%		18.6%	21.1%	22.2%	10.7%	296.7%	18.7%
Adjusted effective tax rate (%)*	18.8%	22.0%	22.9%		23.1%	21.3%	21.4%	18.9%	27.2%	20.5%
* Effective tax rate (%) and Adjusted effective tax rate (%), as presented, are calculated using the underlying Income Tax Expense (Benefit) divided by Income (Loss) Before Income Taxes. As such, recalculated tax rate percentages using the rounded Income (Loss) Before Income Taxes and Income Tax Expense (Benefit) may differ from the presented tax rates (%).

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	751	731	697		2,179	554	767	644	673	2,638
Chemicals	113	20	176		309	205	222	342	107	876
Refining	(937)	359	(518)		(1,096)	216	302	(108)	(775)	(365)
Marketing and Specialties	1,282	571	251		2,104	366	415	(22)	252	1,011
Renewable Fuels	(185)	(133)	(43)		(361)	(55)	(55)	(116)	28	(198)
Corporate and Other	(376)	(428)	(364)		(1,168)	(322)	(340)	(327)	(298)	(1,287)
Income (loss) before income taxes	648	1,120	199		1,967	964	1,311	413	(13)	2,675
Less: income tax expense (benefit)	122	212	32		366	203	291	44	(38)	500
Net Income	526	908	167		1,601	761	1,020	369	25	2,175
Less: net income attributable to noncontrolling interests	39	31	34		104	13	5	23	17	58
Net Income Attributable to Phillips 66	487	877	133		1,497	748	1,015	346	8	2,117

RECONCILIATION OF ADJUSTED INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
ADJUSTED NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	243	242	194		679	303	309	282	282	1,176
NGL	440	489	503		1,432	310	444	390	426	1,570
Total Midstream	683	731	697		2,111	613	753	672	708	2,746
Chemicals	113	20	176		309	205	222	342	72	841
Refining
Atlantic Basin/Europe	(199)	82	250		133	78	15	(61)	(100)	(68)
Gulf Coast	(333)	101	119		(113)	113	42	(102)	(128)	(75)
Central Corridor	(50)	392	368		710	213	243	308	(94)	670
West Coast	(355)	(183)	(307)		(845)	(91)	2	(212)	(437)	(738)
Total Refining	(937)	392	430		(115)	313	302	(67)	(759)	(211)
Marketing and Specialties	265	660	477		1,402	307	415	583	185	1,490
Renewable Fuels	(185)	(133)	(43)		(361)	(55)	(55)	(116)	28	(198)
Corporate and Other	(355)	(383)	(364)		(1,102)	(322)	(340)	(327)	(294)	(1,283)
Adjusted income (loss) before income taxes	(416)	1,287	1,373		2,244	1,061	1,297	1,087	(60)	3,385
Less: adjusted income tax expense (benefit)	(78)	283	314		519	226	278	205	(16)	693
Adjusted Net Income (Loss)	(338)	1,004	1,059		1,725	835	1,019	882	(44)	2,692
Less: adjusted net income attributable to noncontrolling interests	30	31	34		95	13	35	23	17	88
Adjusted Net Income (Loss) Attributable to Phillips 66	(368)	973	1,025		1,630	822	984	859	(61)	2,604

Adjusted Net Income (Loss) Attributable to Phillips 66 Per Share of Common Stock (dollars)
Diluted*	(0.90)	2.38	2.52		3.98	1.90	2.31	2.04	(0.15)	6.15

Adjusted Weighted-Average Common Shares Outstanding (thousands)
Diluted	409,182	407,934	406,045		407,903	432,158	425,734	419,827	411,687	422,538
* Income allocated to participating securities, if applicable, in the adjusted earnings per share calculation is the same as that used in the GAAP diluted earnings per share calculation. Recalculated diluted EPS using the rounded components may differ from the presented diluted EPS.

ADJUSTED EBITDA BY SEGMENT*

	Millions of Dollars
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream
Transportation	300	301	292		893	384	386	341	344	1,455
NGL	585	671	672		1,928	477	585	551	594	2,207
Total Midstream	885	972	964		2,821	861	971	892	938	3,662
Chemicals	244	148	308		700	325	348	466	209	1,348
Refining	(452)	867	904		1,319	545	531	188	(298)	966
Marketing and Specialties	315	718	525		1,558	377	484	656	307	1,824
Renewable Fuels	(162)	(110)	(18)		(290)	(49)	(43)	(92)	50	(134)
Corporate and Other	(94)	(94)	(89)		(277)	(116)	(108)	(112)	(76)	(412)
Adjusted EBITDA	736	2,501	2,594		5,831	1,943	2,183	1,998	1,130	7,254
* Refer to Use of Non-GAAP Financial Information on page 15. Also, refer to reconciliations of income (loss) before income taxes to segment Adjusted EBITDA in the "Midstream", "Chemicals", "Refining", "Marketing and Specialties", "Renewable Fuels", "Corporate and Other" sections, as well as the "Reconciliation of Consolidated Net Income to Adjusted EBITDA Attributable to Phillips 66" on page 15. Adjusted EBITDA and Adjusted EBITDA by segment presented includes our proportional share of selected equity affiliates.

Phillips 66 Earnings Release Supplemental Data

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT
AND NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Net gain on asset dispositions ††	68	—	—		68	—	238	—	—	238
Impairments	—	—	—		—	(59)	(224)	(28)	(35)	(346)
Total Midstream	68	—	—		68	(59)	14	(28)	(35)	(108)

Chemicals
Winter-storm-related recovery	—	—	—		—	—	—	—	35	35
Total Chemicals	—	—	—		—	—	—	—	35	35

Refining
Certain tax impacts	—	—	—		—	—	—	—	9	9
Impairments*	—	—	(948)		(948)	(104)	—	—	—	(104)
Los Angeles Refinery cessation costs	—	—	—		—	—	—	(41)	(3)	(44)
Legal accrual	—	(33)	—		(33)	—	—	—	(22)	(22)
Legal settlement	—	—	—		—	7	—	—	—	7
Total Refining	—	(33)	(948)		(981)	(97)	—	(41)	(16)	(154)

Marketing and Specialties
Legal settlement	—	—	—		—	59	—	—	—	59
Legal accrual**	—	—	(241)		(241)	—	—	(605)	—	(605)
Net gain (loss) on asset dispositions †	1,017	(89)	15		943	—	—	—	67	67
Total Marketing and Specialties	1,017	(89)	(226)		702	59	—	(605)	67	(479)

Renewable Fuels	—	—	—		—	—	—	—	—	—

Corporate and Other
Impairments	(21)	—	—		(21)	—	—	—	—	—
Los Angeles Refinery cessation costs	—	—	—		—	—	—	—	(4)	(4)
Professional advisory fees	—	(45)	—		(45)	—	—	—	—	—
Total Corporate and Other	(21)	(45)	—		(66)	—	—	—	(4)	(4)

Total Special Items (Pre-tax)	1,064	(167)	(1,174)		(277)	(97)	14	(674)	47	(710)

Less: Income Tax Expense (Benefit)
Tax impact of pre-tax special items ♦	200	(40)	(282)		(122)	(23)	13	(161)	9	(162)
Other tax impacts	—	(31)	—		(31)	—	—	—	(31)	(31)
Total Income Tax Expense (Benefit)	200	(71)	(282)		(153)	(23)	13	(161)	(22)	(193)

Less: Income (Loss) Attributable to Noncontrolling Interests
Net gain on asset disposition ††	9	—	—		9	—	—	—	—	—
Impairment of certain DCP assets	—	—	—		—	—	(30)	—	—	(30)
Total Income (Loss) Attributable to Noncontrolling Interests	9	—	—		9	—	(30)	—	—	(30)

Total Phillips 66 Special Items (After-tax)	855	(96)	(892)		(133)	(74)	31	(513)	69	(487)

*Impairments recorded in the third-quarter 2025 are related to our 50% equity investment in WRB Refining LP, as a result of the definitive agreement entered into in September 2025, and closed on October 1, 2025.
**Legal accruals related to ongoing litigation with Propel Fuels, Inc
† Net gain on dispositions of our 49% non-operated equity interest in Coop Mineraloel AG (Coop) which closed in January 2025. In connection with our pending disposition of our Germany and Austria retail marketing business, in the second and third quarters of 2025 ,we recognized before-tax unrealized gain (loss) from foreign currency derivatives.
†† Net gain on dispositions of DCP Midstream, LP's 25% interest in Gulf Coast Express Pipeline LLC in the first quarter of 2025.
♦ We generally tax effect taxable U.S.-based special items using a combined federal and state annual statutory income tax rate of approximately 24%. Taxable special items attributable to foreign locations likewise generally use a local statutory income tax rate. Nontaxable events reflect zero income tax. These events include, but are not limited to, most goodwill impairments, transactions legislatively exempt from income tax, transactions related to entities for which we have made an assertion that the undistributed earnings are permanently reinvested, or transactions occurring in jurisdictions with a valuation allowance.

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY BUSINESS LINES/REGIONS

	Millions of Dollars
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	—	—	—		—	(59)	238	(28)	(35)	116
NGL	68	—	—		68	—	(224)	—	—	(224)
Total Midstream	68	—	—		68	(59)	14	(28)	(35)	(108)

Refining
Atlantic Basin/Europe	—	(33)	—		(33)	—	—	—	9	9
Gulf Coast	—	—	—		—	7	—	—	—	7
Central Corridor	—	—	(948)		(948)	—	—	—	—	—
West Coast	—	—	—		—	(104)	—	(41)	(25)	(170)
Total Refining	—	(33)	(948)		(981)	(97)	—	(41)	(16)	(154)

Phillips 66 Earnings Release Supplemental Data

CASH FLOW INFORMATION

	Millions of Dollars
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	526	908	167		1,601	761	1,020	369	25	2,175
Depreciation and amortization	791	816	826		2,433	504	497	543	819	2,363
Impairments	26	4	951		981	165	225	29	37	456
Accretion on discounted liabilities	12	10	12		34	9	10	8	13	40
Deferred income taxes	(133)	(48)	14		(167)	(55)	(145)	113	(164)	(251)
Undistributed equity earnings	120	75	(55)		140	(180)	(179)	(160)	108	(411)
Loss (gain) on early redemption of debt	—	—	—		—	2	—	(5)	—	(3)
Net (gain) loss on dispositions	(1,087)	93	(11)		(1,005)	—	(237)	(2)	(82)	(321)
Unrealized investment (gain) loss*	10	4	(4)		10	(6)	7	1	(2)	—
Other	(6)	58	20		72	11	(17)	617	147	758
Net working capital changes	(72)	(1,075)	(742)		(1,889)	(1,447)	916	(381)	297	(615)
Net Cash Provided by (Used in) Operating Activities	187	845	1,178		2,210	(236)	2,097	1,132	1,198	4,191

Cash Flows From Investing Activities
Capital expenditures and investments	(423)	(587)	(541)		(1,551)	(628)	(367)	(358)	(506)	(1,859)
Acquisitions, net of cash acquired	—	(2,220)	10		(2,210)	—	—	(567)	(58)	(625)
Purchases of government obligations**	—	—	—		—	—	—	(1,100)	—	(1,100)
Return of investments in equity affiliates	25	18	15		58	41	26	55	19	141
Proceeds from asset dispositions	2,034	(3)	—		2,031	2	685	219	176	1,082
Advances/loans—related parties	(20)	—	—		(20)	—	—	—	—	—
Collection of advances/loans—related parties	—	21	1		22	—	2	1	1	4
Other	(25)	37	28		40	(80)	(19)	(30)	23	(106)
Net Cash Provided by (Used in) Investing Activities	1,591	(2,734)	(487)		(1,630)	(665)	327	(1,780)	(345)	(2,463)

Cash Flows From Financing Activities
Issuance of debt	—	3,499	2,450		5,949	3,815	(196)	1,518	1,135	6,272
Repayment of debt	(1,287)	(1,088)	(1,612)		(3,987)	(3,013)	(7)	(408)	(712)	(4,140)
Issuance of common stock	23	2	68		93	50	14	18	4	86
Repurchase of common stock	(247)	(419)	(267)		(933)	(1,164)	(840)	(800)	(647)	(3,451)
Dividends paid on common stock	(469)	(487)	(484)		(1,440)	(448)	(485)	(477)	(472)	(1,882)
Distributions to noncontrolling interests	(14)	(81)	(28)		(123)	(13)	(20)	(13)	(24)	(70)
Contributions from noncontrolling interests	—	106	18		124	—	—	—	—	—
Other	(55)	(6)	(33)		(94)	(73)	(9)	(30)	(8)	(120)
Net Cash Provided by (Used in) Financing Activities	(2,049)	1,526	112		(411)	(846)	(1,543)	(192)	(724)	(3,305)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	22	18	3		43	(6)	(7)	33	(28)	(8)

Net Change in Cash and Cash Equivalents, including cash classified within Assets held for sale	(249)	(345)	806		212	(1,753)	874	(807)	101	(1,585)
Cash and cash equivalents at beginning of period	1,738	1,489	1,144		1,738	3,323	1,570	2,444	1,637	3,323
Cash and Cash Equivalents at End of Period, including cash classified within Assets held for sale	1,489	1,144	1,950		1,950	1,570	2,444	1,637	1,738	1,738

Reconciliation of Cash and Cash Equivalents at end of period
Cash and Cash equivalents	1,489	1,052	1,845		1,845	1,570	2,444	1,637	1,738	1,738
Cash and cash equivalents included in Assets held for sale	—	92	105		105	—	—	—	—	—
Cash and cash equivalents at end of period, including cash classified within Assets held for sale	1,489	1,144	1,950		1,950	1,570	2,444	1,637	1,738	1,738
* Represents the unrealized loss on our investment in NOVONIX. See NOVONIX Investment table on page 14 for more details.
** Includes U.S. Treasury securities.

CAPITAL PROGRAM

	Millions of Dollars
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments*
Midstream	216	384	347		947	255	96	172	228	751
Chemicals	—	—	—		—	—	—	—	—	—
Refining	176	148	145		469	135	105	146	196	582
Marketing and Specialties	15	34	26		75	15	20	18	32	85
Renewable Fuels	9	9	15		33	217	128	12	18	375
Corporate and Other	7	12	8		27	6	18	10	32	66
Consolidated Capital Expenditures and Investments	423	587	541		1,551	628	367	358	506	1,859
* Excludes net acquisitions of $(10)MM, $2,220MM, $58MM and $567MM in Q3 2025, Q2 2025, Q4 2024 and Q3 2024, respectively.

Consolidated Capital Expenditures and Investments*†
Growth	229	379	289		897	485	194	164	191	1,034
Sustaining	194	208	252		654	143	173	194	315	825
Consolidated Capital Expenditures and Investments	423	587	541		1,551	628	367	358	506	1,859
* Excludes net acquisitions of $(10)MM, $2,220MM, $58MM and $567MM in Q3 2025, Q2 2025, Q4 2024 and Q3 2024, respectively.
† See note on the use of non-GAAP measures.

Proportional Share of Selected Equity Affiliates Capital Expenditures and Investments
CPChem (Chemicals)	182	225	202		609	201	199	179	230	809
WRB (Refining)	21	44	34		99	24	29	30	38	121
Selected Equity Affiliates	203	269	236		708	225	228	209	268	930

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes
Transportation	243	242	194		679	244	547	254	247	1,292
NGL	508	489	503		1,500	310	220	390	426	1,346
Income before Income Taxes	751	731	697		2,179	554	767	644	673	2,638

Equity in Earnings of Affiliates
Transportation	97	87	82		266	136	140	110	109	495
NGL	13	11	11		35	19	30	24	23	96
Total	110	98	93		301	155	170	134	132	591

Depreciation and Amortization*
Transportation	44	43	73		160	44	42	42	44	172
NGL	189	217	205		611	185	182	191	190	748
Total	233	260	278		771	229	224	233	234	920
* Excludes D&A of all non-consolidated affiliates.

Operating and SG&A Expenses*
Transportation	173	191	205		569	180	194	181	183	738
NGL	338	373	354		1,065	330	281	355	385	1,351
Total	511	564	559		1,634	510	475	536	568	2,089
* Excludes operating and SG&A expenses of all non-consolidated affiliates.

Transportation Volumes (MB/D)
Pipelines*	2,893	3,093	3,111		3,033	2,979	3,059	3,006	3,168	3,053
Terminals	2,938	3,074	3,127		3,047	3,109	3,226	3,049	3,107	3,123
* Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment, excluding NGL's pipelines.

PSX Other Volumes
Wellhead Volume (Bcf/D)*	4.1	4.2	4.3		4.2	4.4	4.5	4.3	4.2	4.3
NGL Production (MB/D)*	437	456	483		459	417	437	439	449	436
Pipeline Throughput–Y-Grade to Market (MB/D)**	704	956	999		887	714	781	762	759	754
NGL Fractionated (MB/D)	748	883	930		854	679	744	728	760	728
* Includes 100% of DCP Midstream Class A Segment.
** Represents volumes delivered to fractionation market hubs, including Mont Belvieu, Sweeny and Conway. Includes 100% of DCP Midstream Class A Segment and Phillips 66's direct interest in DCP Sand Hills Pipeline, LLC and DCP Southern Hills Pipeline, LLC.

Market Indicators
Weighted-Average NGL Price ($/gal)*	0.74	0.64	0.60		0.66	0.70	0.68	0.64	0.70	0.68
Henry Hub Natural Gas Price ($/MMBtu)**	4.27	3.16	3.03		3.49	2.41	2.04	2.09	2.42	2.24
WTI ($/BBL)**	71.46	63.86	65.03		66.78	77.07	80.73	75.19	70.36	75.83
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.
** Based on daily spot prices.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Income before Income Taxes to Adjusted EBITDA
Income before income taxes	751	731	697		2,179	554	767	644	673	2,638
Plus:
Depreciation and amortization	233	260	278		771	229	224	233	234	920
EBITDA	984	991	975		2,950	783	991	877	907	3,558

Special Item Adjustments (pre-tax):
Net gain on asset dispositions	(68)	—	—		(68)	—	(238)	—	—	(238)
Impairments	—	—	—		—	59	224	28	35	346
EBITDA, Adjusted for Special Items	916	991	975		2,882	842	977	905	942	3,666

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	3	4	4		11	3	5	5	3	16
Proportional share of selected equity affiliates net interest	3	3	3		9	13	10	3	3	29
Proportional share of selected equity affiliates depreciation and amortization	23	24	33		80	38	37	26	28	129
Adjusted EBITDA attributable to noncontrolling interests	(60)	(50)	(51)		(161)	(35)	(58)	(47)	(38)	(178)
Adjusted EBITDA	885	972	964		2,821	861	971	892	938	3,662

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Transportation
Income before income taxes	243	242	194		679	244	547	254	247	1,292
Plus:
Depreciation and amortization	44	43	73		160	44	42	42	44	172
EBITDA	287	285	267		839	288	589	296	291	1,464

Special Item Adjustments (pre-tax):
Net gain on asset disposition	—	—	—		—	—	(238)	—	—	(238)
Impairments	—	—	—		—	59	—	28	35	122
EBITDA, Adjusted for Special Items	287	285	267		839	347	351	324	326	1,348

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	3	4	4		11	3	5	5	3	16
Proportional share of selected equity affiliates net interest	3	3	3		9	13	10	3	3	29
Proportional share of selected equity affiliates depreciation and amortization	15	15	23		53	26	25	15	16	82
Adjusted EBITDA attributable to noncontrolling interests	(8)	(6)	(5)		(19)	(5)	(5)	(6)	(4)	(20)
Adjusted EBITDA	300	301	292		893	384	386	341	344	1,455

NGL
Income before income taxes	508	489	503		1,500	310	220	390	426	1,346
Plus:
Depreciation and amortization	189	217	205		611	185	182	191	190	748
EBITDA	697	706	708		2,111	495	402	581	616	2,094

Special Item Adjustments (pre-tax):
Net gain on asset disposition	(68)	—	—		(68)	—	—	—	—	—
Impairments	—	—	—		—	—	224	—	—	224
EBITDA, Adjusted for Special Items	629	706	708		2,043	495	626	581	616	2,318

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—		—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	—	—	—		—	—	—	—	—	—
Proportional share of selected equity affiliates depreciation and amortization	8	9	10		27	12	12	11	12	47
Adjusted EBITDA attributable to noncontrolling interests	(52)	(44)	(46)		(142)	(30)	(53)	(41)	(34)	(158)
Adjusted EBITDA	585	671	672		1,928	477	585	551	594	2,207

Phillips 66 Earnings Release Supplemental Data

CHEMICALS

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	113	20	176		309	205	222	342	107	876

Equity in Earnings of Affiliate	113	20	176		309	201	219	339	104	863

100% CPChem Results
Net Income, excludes parent company income tax related to CPChem's earnings	226	40	351		617	402	438	678	208	1,726

Income before Income Taxes	235	50	360		645	413	450	690	217	1,770

Depreciation and Amortization	170	166	177		513	153	154	154	185	646

Net Interest Expense*	(2)	(1)	(1)		(4)	7	2	(2)	(1)	6
* Net of interest income.

Investing Cash Flows – Outflows/(Inflows)
Capital Expenditures and Investments	363	450	405		1,218	401	399	357	460	1,617
Return of Investments from Equity Companies	—	(7)	(18)		(25)	—	(14)	—	—	(14)

Olefins and Polyolefins Capacity Utilization (%)	100%	92%	104%		98%	96%	98%	98%	98%	97%

Market Indicator*
Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	10.9	7.4	7.6		8.6	16.4	18.3	23.7	12.4	17.7
* Source: IHS, Inc.

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA
Income before income taxes	113	20	176		309	205	222	342	107	876
Plus:
None	—	—	—		—	—	—	—	—	—
EBITDA	113	20	176		309	205	222	342	107	876

Special Item Adjustments (pre-tax):
Winter-storm-related recovery	—	—	—		—	—	—	—	(35)	(35)
EBITDA, Adjusted for Special Items	113	20	176		309	205	222	342	72	841

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	13	13	11		37	13	15	13	11	52
Proportional share of selected equity affiliates net interest	(1)	(1)	(1)		(3)	1	—	(2)	—	(1)
Proportional share of selected equity affiliates depreciation and amortization	119	116	122		357	106	111	113	126	456
Adjusted EBITDA	244	148	308		700	325	348	466	209	1,348

Phillips 66 Earnings Release Supplemental Data

REFINING

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Atlantic Basin/Europe	(199)	49	250		100	78	15	(61)	(91)	(59)
Gulf Coast	(333)	101	119		(113)	120	42	(102)	(128)	(68)
Central Corridor	(50)	392	(580)		(238)	213	243	308	(94)	670
West Coast	(355)	(183)	(307)		(845)	(195)	2	(253)	(462)	(908)
Income (Loss) before Income Taxes	(937)	359	(518)		(1,096)	216	302	(108)	(775)	(365)

Income (Loss) before Income Taxes ($/BBL)
Atlantic Basin/Europe	(5.15)	1.00	4.94		0.72	1.66	0.30	(1.27)	(1.79)	(0.30)
Gulf Coast	(8.95)	1.93	2.19		(0.79)	2.53	0.82	(2.10)	(2.62)	(0.35)
Central Corridor	(1.85)	13.67	(20.61)		(2.82)	8.31	8.69	11.38	(3.35)	6.18
West Coast	(16.60)	(8.37)	(15.06)		(13.28)	(8.26)	0.10	(11.51)	(22.65)	(10.38)
Worldwide	(7.53)	2.36	(3.38)		(2.55)	1.50	2.00	(0.74)	(5.24)	(0.62)

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	7.08	8.16	11.94		9.24	9.70	8.10	5.87	6.09	7.42
Gulf Coast	4.43	8.71	8.74		7.61	10.95	7.88	6.39	5.58	7.68
Central Corridor	8.29	15.61	15.82		13.35	12.56	12.75	14.19	6.68	11.52
West Coast	7.12	14.06	12.31		11.17	10.60	13.06	4.34	5.74	8.50
Worldwide	6.81	11.25	12.15		10.27	11.01	10.01	8.31	6.08	8.84
* See note on the use of non-GAAP measures. Also, reconciliations of income (loss) before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Equity in Earnings (Losses) of Affiliates
Atlantic Basin/Europe	(2)	(2)	(2)		(6)	(1)	(2)	(2)	(2)	(7)
Gulf Coast	—	—	—		—	1	—	1	—	2
Central Corridor	(103)	—	33		(70)	108	35	(11)	(77)	55
West Coast	—	—	—		—	—	—	—	—	—
Total	(105)	(2)	31		(76)	108	33	(12)	(79)	50

Depreciation and Amortization*
Atlantic Basin/Europe	56	53	54		163	52	51	53	54	210
Gulf Coast	72	67	66		205	62	65	68	67	262
Central Corridor	41	41	43		125	44	42	42	43	171
West Coast	287	282	281		850	50	46	67	271	434
Total	456	443	444		1,343	208	204	230	435	1,077
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Atlantic Basin/Europe	379	289	256		924	254	276	267	270	1,067
Gulf Coast	390	262	263		915	307	278	312	305	1,202
Central Corridor	171	159	180		510	167	167	151	174	659
West Coast	180	170	250		600	263	214	252	279	1,008
Total	1,120	880	949		2,949	991	935	982	1,028	3,936
* Excludes operating and SG&A expenses of all equity affiliates.

Turnaround Expense, included in Operating and SG&A Expenses*
Atlantic Basin/Europe	97	18	5		120	19	33	31	19	102
Gulf Coast	164	27	15		206	82	39	83	78	282
Central Corridor	2	2	10		14	1	3	8	9	21
West Coast	7	6	6		19	22	25	15	17	79
Total	270	53	36		359	124	100	137	123	484
* Excludes turnaround expense of all equity affiliates.

Taxes Other than Income Taxes
Atlantic Basin/Europe	22	20	17		59	24	15	24	22	85
Gulf Coast	35	24	26		85	38	19	26	28	111
Central Corridor	26	25	26		77	28	22	27	21	98
West Coast	27	25	21		73	31	18	23	21	93
Total	110	94	90		294	121	74	100	92	387

Foreign Currency Gains (Losses) Pre-Tax	9	20	(4)		25	1	(1)	6	(6)	—

Refining—Equity Affiliate Information
Equity in earnings (losses) of affiliates	(105)	(2)	31		(76)	108	33	(12)	(79)	50
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(141)	(234)	(262)		(637)	(331)	(260)	(193)	(132)	(916)
Equity affiliate-related expenses not included in Realized Refining Margins	(246)	(236)	(231)		(713)	(223)	(227)	(205)	(211)	(866)
* Other costs associated with equity affiliates which do not flow through equity earnings (losses).

Proportional Share of Certain* Equity Affiliate Operating and SG&A Expenses	200	185	186		571	181	184	163	166	694

Proportional Share of Certain* Equity Affiliate Turnaround Expense, included in Equity Affiliate Operating and SG&A Expenses	27	24	23		74	22	30	9	7	68
* Includes turnaround expense related to WRB Refining, LP (WRB) and Mineraloelraffinerie Oberrhein GmbH (MiRO).

Operating expenses	1,074	848	909		2,831	953	884	922	968	3,727
Selling, general and administrative expenses	46	32	40		118	38	51	60	60	209
Refining Controllable Costs*	1,120	880	949		2,949	991	935	982	1,028	3,936

Refining Controllable Costs ($/BBL)*	9.00	5.79	6.18		6.87	6.89	6.18	6.75	6.95	6.69
* Excludes operating and SG&A expenses of all equity affiliates. See note on the use of non-GAAP measures. Also, see reconciliation of Refining operating and SG&A expenses to Refining Adjusted Controllable Costs per barrel included in the "Reconciliation of Refining Operating and SG&A Expenses to Refining Adjusted Controllable Costs" section.

Refining Adjusted Controllable Costs ($/BBL)*	9.07	5.90	6.40		7.01	7.06	6.43	6.53	6.83	6.71
* See note on the use of non-GAAP measures. Also, see reconciliation of Refining operating and SG&A expenses to Refining Adjusted Controllable Costs included in the "Reconciliation of Refining Operating and SG&A Expenses to Refining Adjusted Controllable Costs" section.

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Income (Loss) before Income Taxes to Adjusted EBITDA ($ Millions)
Income (Loss) before income taxes	(937)	359	(518)		(1,096)	216	302	(108)	(775)	(365)
Plus:
Depreciation and amortization	456	443	444		1,343	208	204	230	435	1,077
EBITDA	(481)	802	(74)		247	424	506	122	(340)	712

Special Item Adjustments (pre-tax):
Certain tax impacts	—	—	—		—	—	—	—	(9)	(9)
Impairments	—	—	948		948	104	—	—	—	104
Los Angeles Refinery cessation costs	—	—	—		—	—	—	41	3	44
Legal accrual	—	33	—		33	—	—	—	22	22
Legal settlement	—	—	—		—	(7)	—	—	—	(7)
EBITDA, Adjusted for Special Items	(481)	835	874		1,228	521	506	163	(324)	866

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—		—	—	1	(1)	(1)	(1)
Proportional share of selected equity affiliates net interest	2	3	1		6	(1)	(2)	(1)	—	(4)
Proportional share of selected equity affiliates depreciation and amortization	27	29	29		85	25	26	27	27	105
Adjusted EBITDA	(452)	867	904		1,319	545	531	188	(298)	966

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	359	518	534		471	472	527	498	511	502
Total Processed Inputs (MB/D)	430	541	551		508	516	555	520	552	536
Crude Oil Capacity Utilization (%)	67%	97%	99%		88%	88%	98%	93%	95%	93%
Clean Product Yield (%)	89%	87%	88%		88%	87%	87%	89%	88%	88%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	369	508	528		469	475	507	473	479	483
Total Processed Inputs (MB/D)	413	573	590		526	522	563	528	530	536
Crude Oil Capacity Utilization (%)	70%	96%	100%		89%	90%	96%	89%	91%	91%
Clean Product Yield (%)	81%	80%	81%		81%	76%	83%	81%	82%	80%

Central Corridor*
Crude Oil Charge Input (MB/D)	521	550	549		540	509	541	533	535	529
Total Processed Inputs (MB/D)	536	566	567		556	527	558	549	555	547
Crude Oil Capacity Utilization (%)	98%	104%	103%		102%	96%	102%	100%	101%	100%
Clean Product Yield (%)	91%	90%	90%		90%	90%	89%	89%	93%	90%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	228	234	214		225	244	227	230	214	229
Total Processed Inputs (MB/D)	237	241	222		233	260	237	239	222	239
Crude Oil Capacity Utilization (%)	93%	96%	88%		92%	100%	93%	94%	88%	94%
Clean Product Yield (%)	89%	90%	87%		89%	84%	88%	93%	93%	89%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,477	1,810	1,825		1,705	1,700	1,802	1,734	1,739	1,743
Total Processed Inputs (MB/D)	1,616	1,921	1,930		1,823	1,825	1,913	1,836	1,859	1,858
Crude Oil Capacity Utilization (%)	80%	98%	99%		93%	92%	98%	94%	94%	95%
Clean Product Yield (%)	87%	86%	86%		87%	84%	86%	87%	88%	87%

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	199	225	230		218	227	242	234	230	233
Distillates	166	232	242		214	206	226	213	240	221
Other	70	86	80		79	89	88	77	89	86
Total	435	543	552		511	522	556	524	559	540
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	184	243	245		224	193	234	221	215	216
Distillates	138	202	215		186	192	216	194	205	202
Other	87	134	137		119	141	121	123	114	124
Total	409	579	597		529	526	571	538	534	542

Central Corridor*
Gasoline	263	276	271		270	258	266	263	278	266
Distillates	223	233	235		230	212	231	225	234	225
Other	56	63	65		61	57	67	66	48	60
Total	542	572	571		561	527	564	554	560	551
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	131	135	117		127	126	119	133	123	125
Distillates	81	82	76		79	91	87	88	83	87
Other	24	21	26		24	40	28	16	18	26
Total	236	238	219		230	257	234	237	224	238

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	777	879	863		839	804	861	851	846	840
Distillates	608	749	768		709	701	760	720	762	735
Other	237	304	308		283	327	304	282	269	296
Total	1,622	1,932	1,939		1,831	1,832	1,925	1,853	1,877	1,871

Market Indicators
Crude and Crude Differentials ($/BBL) †
WTI	71.46	63.86	65.03		66.78	77.07	80.73	75.19	70.36	75.83
Brent	75.66	67.82	69.07		70.85	83.24	84.94	80.18	74.69	80.76
ANS	75.99	68.92	70.07		71.66	81.47	86.39	78.91	74.29	80.26
WTI less Maya	6.36	5.39	4.03		5.26	7.51	7.26	8.02	7.14	7.48
WTI less WCS (settlement differential)	12.65	10.20	10.38		11.08	19.33	13.55	13.51	12.46	14.71

Natural Gas ($/MMBtu) †
Henry Hub	4.27	3.16	3.03		3.49	2.41	2.04	2.09	2.42	2.24
† Based on daily spot prices, unless otherwise noted.

Phillips 66 Earnings Release Supplemental Data

MARKETING AND SPECIALTIES

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income (Loss) before Income Taxes	1,282	571	251		2,104	366	415	(22)	252	1,011

Income (Loss) before Income Taxes ($/BBL)
U.S.	0.67	2.32	0.18		1.08	1.38	1.16	(1.43)	0.52	0.41
International	39.88	1.96	4.55		14.66	2.94	5.02	5.07	2.69	3.93

Realized Marketing Fuel Margins ($/BBL)*
U.S.	1.36	2.83	2.04		2.10	1.60	1.70	2.45	1.18	1.73
International	4.87	7.11	5.37		5.76	4.88	5.87	6.19	3.70	5.15
* See note on the use of non-GAAP measures. Also, reconciliations of income (loss) before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Other Realized Margins and Revenues not included in Marketing Fuel Margins*	243	287	280		810	296	248	274	241	1,059
* Excludes gain on dispositions and excise taxes on sales of refined products.

Equity in Earnings of Affiliates	36	38	36		110	64	66	88	58	276

Depreciation and Amortization*	20	33	23		76	36	32	32	79	179
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*	346	351	603		1,300	335	358	959	350	2,002
* Excludes operating and SG&A expenses of all equity affiliates.

Refined Products Sales (MB/D)
U.S. Marketing
Gasoline	1,080	1,191	1,164		1,145	1,111	1,259	1,147	1,158	1,169
Distillates	735	809	828		791	797	843	813	908	840
Other	13	28	13		18	18	12	28	21	20
Total	1,828	2,028	2,005		1,954	1,926	2,114	1,988	2,087	2,029

International Marketing
Gasoline	114	110	176		134	104	112	106	113	109
Distillates	171	162	165		166	171	165	177	165	170
Other	27	42	29		32	28	40	23	37	32
Total	312	314	370		332	303	317	306	315	311

Worldwide Marketing
Gasoline	1,194	1,301	1,340		1,279	1,215	1,371	1,253	1,271	1,278
Distillates	906	971	993		957	968	1,008	990	1,073	1,010
Other	40	70	42		50	46	52	51	58	52
Total	2,140	2,342	2,375		2,286	2,229	2,431	2,294	2,402	2,340

Foreign Currency Gains (Losses) Pre-Tax	2	1	(4)		(1)	(7)	—	2	2	(3)

Reconciliation of Marketing and Specialties Income (Loss) before Income Taxes to Adjusted EBITDA
Income (Loss) before income taxes	1,282	571	251		2,104	366	415	(22)	252	1,011
Plus:
Depreciation and amortization	20	33	23		76	36	32	32	79	179
EBITDA	1,302	604	274		2,180	402	447	10	331	1,190

Special Item Adjustments (pre-tax):
Legal settlement	—	—	—		—	(59)	—	—	—	(59)
Legal accrual	—	—	241		241	—	—	605	—	605
Net (gain) loss on asset dispositions	(1,017)	89	(15)		(943)	—	—	—	(67)	(67)
EBITDA, Adjusted for Special Items	285	693	500		1,478	343	447	615	264	1,669

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	2	—	—		2	5	5	7	4	21
Proportional share of selected equity affiliates net interest	10	10	10		30	10	11	12	11	44
Proportional share of selected equity affiliates depreciation and amortization	18	15	15		48	19	21	22	28	90
Adjusted EBITDA	315	718	525		1,558	377	484	656	307	1,824

Phillips 66 Earnings Release Supplemental Data

RENEWABLE FUELS

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income (Loss) before Income Taxes	(185)	(133)	(43)		(361)	(55)	(55)	(116)	28	(198)

Operating and SG&A Expenses*	114	104	103		321	83	110	118	110	421
* Excludes operating and SG&A expenses of all equity affiliates.

Operating Statistics
Total Renewable Fuels Produced (MB/D)	44	40	36		40	9	31	44	42	31
Total Renewable Fuel Sales (MB/D)	63	71	63		66	34	45	70	62	52

Market Indicators*
Chicago Board of Trade (CBOT) soybean oil (dollars per pound)	0.44	0.49	0.53		0.49	0.47	0.45	0.43	0.43	0.44
California Low-Carbon Fuel Standard (LCFS) carbon credit (dollars per metric ton)	66.28	52.33	53.40		57.34	63.86	51.83	53.89	72.33	60.48
California Air Resource Board (CARB) ULSD - San Francisco (dollars per gallon)	2.44	2.52	2.55		2.50	2.65	2.64	2.39	2.25	2.48
Biodiesel Renewable Identification Number (RIN) (dollars per RIN)	0.79	1.08	1.13		1.00	0.58	0.51	0.60	0.66	0.59
* Based on daily spot prices, unless otherwise noted.

Reconciliation of Renewable Fuels Income (Loss) before Income Taxes to Adjusted EBITDA
Income (Loss) before income taxes	(185)	(133)	(43)		(361)	(55)	(55)	(116)	28	(198)
Plus:
Depreciation and amortization	23	23	25		71	6	12	24	22	64
EBITDA	(162)	(110)	(18)		(290)	(49)	(43)	(92)	50	(134)

Special Item Adjustments (pre-tax):
None	—	—	—		—	—	—	—	—	—
EBITDA, Adjusted for Special Items	(162)	(110)	(18)		(290)	(49)	(43)	(92)	50	(134)

Phillips 66 Earnings Release Supplemental Data

CORPORATE AND OTHER

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Loss before Income Taxes	(376)	(428)	(364)		(1,168)	(322)	(340)	(327)	(298)	(1,287)

Detail of Gain (Loss) before Income Taxes
Net interest expense	(187)	(230)	(225)		(642)	(186)	(200)	(191)	(168)	(745)
Corporate overhead and other	(174)	(196)	(145)		(515)	(141)	(133)	(136)	(129)	(539)
NOVONIX	(15)	(2)	6		(11)	5	(7)	—	(1)	(3)
Total	(376)	(428)	(364)		(1,168)	(322)	(340)	(327)	(298)	(1,287)

Net Interest Expense
Interest expense	(230)	(267)	(267)		(764)	(238)	(238)	(232)	(220)	(928)
Capitalized interest	9	3	8		20	10	8	3	—	21
Gain on early retirement of debt	—	—	—		—	—	—	—	4	4
Interest income	34	34	34		102	42	30	38	48	158
Total	(187)	(230)	(225)		(642)	(186)	(200)	(191)	(168)	(745)

NOVONIX Investment
Unrealized Investment Gain (Loss)	(15)	(3)	5		(13)	6	(7)	(1)	2	—
Unrealized Foreign Currency Transaction Gain (Loss)	—	1	1		2	(1)	—	1	(3)	(3)
Change in Fair Value of NOVONIX Investment	(15)	(2)	6		(11)	5	(7)	—	(1)	(3)

Reconciliation of Corporate and Other Loss before Income Taxes to Adjusted EBITDA
Loss before income taxes	(376)	(428)	(364)		(1,168)	(322)	(340)	(327)	(298)	(1,287)
Plus:
Net interest expense	187	230	225		642	186	200	191	168	745
Depreciation and amortization	59	57	56		172	25	25	24	49	123
EBITDA	(130)	(141)	(83)		(354)	(111)	(115)	(112)	(81)	(419)

Special Item Adjustments (pre-tax):
Impairment	21	—	—		21	—	—	—	—	—
Los Angeles Refinery cessation costs	—	—	—		—	—	—	—	4	4
Professional advisory fees	—	45	—		45	—	—	—	—	—
Total Special Item Adjustments (pre-tax)	21	45	—		66	—	—	—	4	4
Change in Fair Value of NOVONIX Investment	15	2	(6)		11	(5)	7	—	1	3
EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment	(94)	(94)	(89)		(277)	(116)	(108)	(112)	(76)	(412)

Other Adjustments (pre-tax):
None	—	—	—		—	—	—	—	—	—
Adjusted EBITDA	(94)	(94)	(89)		(277)	(116)	(108)	(112)	(76)	(412)

Foreign Currency Losses Pre-Tax	(2)	(4)	(4)		(10)	—	—	—	(2)	(2)

Phillips 66 Company
Total Debt	18,803	20,935	21,755		21,755	20,154	19,960	19,998	20,062	20,062
Total Equity	28,353	28,626	28,077		28,077	30,794	30,507	29,784	28,463	28,463
Debt-to-Capital Ratio (%)	40%	42%	44%		44%	40%	40%	40%	41%	41%

Cash and cash equivalents at end of period, including cash classified within Assets held for sale	1,489	1,144	1,950		1,950	1,570	2,444	1,637	1,738	1,738
Net Debt-to-Capital Ratio (%)	38%	41%	41%		41%	38%	36%	38%	39%	39%

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF CONSOLIDATED NET INCOME TO ADJUSTED EBITDA ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income	526	908	167		1,601	761	1,020	369	25	2,175
Plus:
Income tax expense (benefit)	122	212	32		366	203	291	44	(38)	500
Net interest expense	187	230	225		642	186	200	191	168	745
Depreciation and amortization	791	816	826		2,433	504	497	543	819	2,363
Phillips 66 EBITDA	1,626	2,166	1,250		5,042	1,654	2,008	1,147	974	5,783

Special Item Adjustments (pre-tax):
Certain tax impacts	—	—	—		—	—	—	—	(9)	(9)
Net (gain) loss on asset dispositions	(1,085)	89	(15)		(1,011)	—	(238)	—	(67)	(305)
Impairments	21	—	948		969	163	224	28	35	450
Winter-storm-related recovery	—	—	—		—	—	—	—	(35)	(35)
Los Angeles Refinery cessation costs	—	—	—		—	—	—	41	7	48
Legal accrual	—	33	241		274	—	—	605	22	627
Legal settlement	—	—	—		—	(66)	—	—	—	(66)
Professional advisory fees	—	45	—		45	—	—	—	—	—
Total Special Item Adjustments (pre-tax)	(1,064)	167	1,174		277	97	(14)	674	(47)	710
Change in Fair Value of NOVONIX Investment*	15	2	(6)		11	(5)	7	—	1	3
Phillips 66 EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment	577	2,335	2,418		5,330	1,746	2,001	1,821	928	6,496

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	18	17	15		50	21	26	24	17	88
Proportional share of selected equity affiliates net interest	14	15	13		42	23	19	12	14	68
Proportional share of selected equity affiliates depreciation and amortization	187	184	199		570	188	195	188	209	780
Adjusted EBITDA attributable to noncontrolling interests	(60)	(50)	(51)		(161)	(35)	(58)	(47)	(38)	(178)
Phillips 66 Adjusted EBITDA	736	2,501	2,594		5,831	1,943	2,183	1,998	1,130	7,254

* See NOVONIX Investment table on page 14 for more details.

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms "EBITDA," "adjusted EBITDA," "realized refining margin per barrel," "realized marketing fuel margin per barrel," and "refining adjusted controllable costs per barrel." These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measures most directly comparable to EBITDA and adjusted EBITDA are net income for consolidated company information and income before income taxes for segment information. Reconciliations of net income (loss) and income (loss) before income taxes to EBITDA and adjusted EBITDA are included in this earnings release supplemental data. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The GAAP measure most directly comparable to both realized margin per barrel measures is income before income taxes per barrel. Reconciliations of income (loss) before income taxes per barrel to realized refining margin and realized marketing fuel margin are included in this earnings release supplemental data. Refining controllable cost and Refining adjusted controllable costs per barrel are included to help facilitate comparisons with other companies in our industry on refinery operational performance. The GAAP measures most directly comparable to Refining controllable cost are operating expenses and selling, general and administrative expenses (SG&A). A reconciliation of refining operating and SG&A expenses to refining adjusted controllable costs plus our proportional share of operating and SG&A expenses of two refining equity affiliates that are reflected in earnings of affiliates, is included in this earnings release supplemental data. Adjusted effective tax rate demonstrates the effective tax rate with the consideration of the tax effect on special items. The GAAP financial measure most comparable to adjusted effective tax rate is effective tax rate. A reconciliation of effective tax rate to adjusted effective tax rate is included in this earnings release supplemental data.

Sustaining capital expenditures demonstrate the capital required to maintain and extend the life of existing assets to ensure the ongoing operation and integrity of assets, including equipment, infrastructure, and facilities. A reconciliation of sustaining capital to consolidated capital expenditures and investments, excluding acquisitions and purchases of government obligations, is included in this earnings release supplemental data.

Phillips 66 Earnings Release Supplemental Data

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Income (loss) before income taxes	(199)	49	250		100	78	15	(61)	(91)	(59)
Plus:
Taxes other than income taxes	22	20	17		59	24	15	24	22	85
Depreciation, amortization and impairments	56	53	56		165	52	51	53	55	211
Selling, general and administrative expenses	6	8	7		21	3	12	14	14	43
Operating expenses	373	281	249		903	251	264	253	256	1,024
Equity in losses of affiliates	2	2	2		6	1	2	2	2	7
Other segment (income) expense, net	(6)	(33)	(1)		(40)	13	18	(25)	40	46
Proportional share of refining gross margins contributed by equity affiliates	21	22	24		67	33	32	21	21	107
Special items:
Certain tax impacts	—	—	—		—	—	—	—	(9)	(9)
Realized refining margins	275	402	604		1,281	455	409	281	310	1,455

Total processed inputs (MB)*	38,716	49,270	50,624		138,610	46,911	50,545	47,819	50,792	196,067
Adjusted total processed inputs (MB)*	38,716	49,270	50,624		138,610	46,911	50,545	47,819	50,792	196,067

Income (loss) before income taxes ($/BBL)**	(5.15)	1.00	4.94		0.72	1.66	0.30	(1.27)	(1.79)	(0.30)
Realized refining margins ($/BBL)***	7.08	8.16	11.94		9.24	9.70	8.10	5.87	6.09	7.42

GULF COAST
Income (loss) before income taxes	(333)	101	119		(113)	120	42	(102)	(128)	(68)
Plus:
Taxes other than income taxes	35	24	26		85	38	19	26	28	111
Depreciation, amortization and impairments	72	67	66		205	62	64	69	67	262
Selling, general and administrative expenses	9	5	7		21	6	9	8	9	32
Operating expenses	381	257	256		894	301	269	304	296	1,170
Equity in earnings of affiliates	—	—	—		—	(1)	—	(1)	—	(2)
Other segment expense, net	1	—	—		1	1	1	6	—	8
Special items:
Legal settlement	—	—	—		—	(7)	—	—	—	(7)
Realized refining margins	165	454	474		1,093	520	404	310	272	1,506

Total processed inputs (MB)	37,206	52,111	54,239		143,556	47,492	51,204	48,609	48,750	196,055
Adjusted total processed inputs (MB)	37,206	52,111	54,239		143,556	47,492	51,204	48,609	48,750	196,055

Income (loss) before income taxes ($/BBL)**	(8.95)	1.93	2.19		(0.79)	2.53	0.82	(2.10)	(2.62)	(0.35)
Realized refining margins ($/BBL)***	4.43	8.71	8.74		7.61	10.95	7.88	6.39	5.58	7.68

CENTRAL CORRIDOR
Income (loss) before income taxes	(50)	392	(580)		(238)	213	243	308	(94)	670
Plus:
Taxes other than income taxes	26	25	26		77	28	22	27	21	98
Depreciation, amortization and impairments	41	44	992		1,077	44	44	41	43	172
Selling, general and administrative expenses	23	13	18		54	24	25	27	26	102
Operating expenses	148	146	162		456	143	142	124	148	557
Equity in (earnings) losses of affiliates	103	—	(33)		70	(108)	(35)	11	77	(55)
Other segment (income) expense, net	(12)	(28)	1		(39)	(40)	(22)	8	9	(45)
Proportional share of refining gross margins contributed by equity affiliates	120	212	238		570	298	228	172	111	809
Special items:
None	—	—	—		—	—	—	—	—	—
Realized refining margins	399	804	824		2,027	602	647	718	341	2,308

Total processed inputs (MB)	27,169	28,710	28,113		83,992	25,658	27,994	27,025	27,886	108,563
Adjusted total processed inputs (MB)*	48,275	51,477	52,127		151,879	47,912	50,805	50,536	51,037	200,290

Income (loss) before income taxes ($/BBL)**	(1.85)	13.67	(20.61)		(2.82)	8.31	8.69	11.38	(3.35)	6.18
Realized refining margins ($/BBL)***	8.29	15.61	15.82		13.35	12.56	12.75	14.19	6.68	11.52

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Income (loss) before income taxes	(355)	(183)	(307)		(845)	(195)	2	(253)	(462)	(908)
Plus:
Taxes other than income taxes	27	25	21		73	31	18	23	21	93
Depreciation, amortization and impairments	288	282	281		851	156	44	67	271	538
Selling, general and administrative expenses	8	6	8		22	5	5	11	11	32
Operating expenses	172	164	242		578	258	209	241	268	976
Other segment (income) expense, net	12	14	7		33	(4)	2	7	9	14
Realized refining margins	152	308	252		712	251	280	96	118	745

Total processed inputs (MB)	21,362	21,914	20,403		63,679	23,639	21,553	21,987	20,452	87,631
Adjusted total processed inputs (MB)	21,362	21,914	20,403		63,679	23,639	21,553	21,987	20,452	87,631

Income (loss) before income taxes ($/BBL)**	(16.60)	(8.37)	(15.06)		(13.28)	(8.26)	0.10	(11.51)	(22.65)	(10.38)
Realized refining margins ($/BBL)***	7.12	14.06	12.31		11.17	10.60	13.06	4.34	5.74	8.50

WORLDWIDE
Income (loss) before income taxes	(937)	359	(518)		(1,096)	216	302	(108)	(775)	(365)
Plus:
Taxes other than income taxes	110	94	90		294	121	74	100	92	387
Depreciation, amortization and impairments	457	446	1,395		2,298	314	203	230	436	1,183
Selling, general and administrative expenses	46	32	40		118	38	51	60	60	209
Operating expenses	1,074	848	909		2,831	953	884	922	968	3,727
Equity in (earnings) losses of affiliates	105	2	(31)		76	(108)	(33)	12	79	(50)
Other segment (income) expense, net	(5)	(47)	7		(45)	(30)	(1)	(4)	58	23
Proportional share of refining gross margins contributed by equity affiliates	141	234	262		637	331	260	193	132	916
Special items:
Certain tax impacts	—	—	—		—	—	—	—	(9)	(9)
Legal settlement	—	—	—		—	(7)	—	—	—	(7)
Realized refining margins	991	1,968	2,154		5,113	1,828	1,740	1,405	1,041	6,014

Total processed inputs (MB)	124,453	152,005	153,379		429,837	143,700	151,296	145,440	147,880	588,316
Adjusted total processed inputs (MB)*	145,559	174,772	177,393		497,724	165,954	174,107	168,951	171,031	680,043

Income (loss) before income taxes ($/BBL)**	(7.53)	2.36	(3.38)		(2.55)	1.50	2.00	(0.74)	(5.24)	(0.62)
Realized refining margins ($/BBL)***	6.81	11.25	12.15		10.27	11.01	10.01	8.31	6.08	8.84

* Includes our proportional share of processed inputs of an equity affiliate.
** Income (loss) before income taxes divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

OPERATING AND SG&A EXPENSES NON-GAAP RECONCILIATION
RECONCILIATION OF REFINING OPERATING AND SG&A EXPENSES TO REFINING ADJUSTED CONTROLLABLE COSTS

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
WORLDWIDE
Turnaround expenses	270	53	36		359	124	100	137	123	484
Other operating expenses	804	795	873		2,472	829	784	785	845	3,243
Total operating expenses	1,074	848	909		2,831	953	884	922	968	3,727
Selling, general and administrative expenses	46	32	40		118	38	51	60	60	209
Refining Controllable Costs	1,120	880	949		2,949	991	935	982	1,028	3,936
Plus:
Proportional share of equity affiliate turnaround expenses*	27	24	23		74	22	30	9	7	68
Proportional share of equity affiliate other operating and SG&A expenses*	173	161	163		497	159	154	154	159	626
Total proportional share of equity affiliate operating and SG&A expenses*	200	185	186		571	181	184	163	166	694
Special item adjustments (pre-tax):
Legal accrual	—	(33)	—		(33)	—	—	—	(22)	(22)
Los Angeles Refinery cessation costs	—	—	—		—	—	—	(41)	(3)	(44)
Refining Adjusted Controllable Costs	1,320	1,032	1,135		3,487	1,172	1,119	1,104	1,169	4,564

Total processed inputs (MB)	124,453	152,005	153,379		429,837	143,700	151,296	145,440	147,880	588,316
Adjusted total processed inputs (MB)**	145,559	174,772	177,393		497,724	165,954	174,107	168,951	171,031	680,043

Refining turnaround expense ($/BBL)***	2.17	0.35	0.23		0.84	0.86	0.66	0.94	0.83	0.82
Refining controllable costs, excluding turnaround expense ($/BBL)***	6.83	5.44	5.95		6.03	6.03	5.52	5.81	6.12	5.87
Refining Controllable Costs ($/BBL)***	9.00	5.79	6.18		6.87	6.89	6.18	6.75	6.95	6.69

Refining adjusted turnaround expense ($/BBL)****	2.04	0.44	0.33		0.87	0.88	0.75	0.86	0.76	0.81
Refining adjusted controllable costs, excluding adjusted turnaround expense ($/BBL)****	7.03	5.46	6.07		6.14	6.18	5.68	5.67	6.07	5.90
Refining Adjusted Controllable Costs ($/BBL)****	9.07	5.90	6.40		7.01	7.06	6.43	6.53	6.83	6.71
* Represents proportional share of operating and SG&A of equity affiliates for our Refining segment that are reflected as a component of equity in earnings of affiliates on our consolidated statement of income.
** Includes our proportional share of processed inputs of an equity affiliate.
*** Denominator is total processed inputs.
**** Denominator is adjusted total processed inputs.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Income (loss) before income taxes	111	429	34		574	242	223	(262)	100	303
Plus:
Depreciation and amortization	13	12	11		36	10	9	9	10	38
Selling, general and administrative expenses	203	202	460		865	186	217	823	208	1,434
Equity in earnings of affiliates	(7)	(11)	(13)		(31)	(2)	(12)	(10)	(5)	(29)
Other operating revenues*	(105)	(121)	(129)		(355)	(108)	(123)	(127)	(109)	(467)
Other expense, net	9	12	13		34	11	14	14	22	61
Special items:
Legal settlement	—	—	—		—	(59)	—	—	—	(59)
Realized marketing fuel margins	224	523	376		1,123	280	328	447	226	1,281

Total fuel sales volumes (MB)	164,499	184,591	184,435		533,525	175,269	192,398	182,823	191,977	742,467

Income (loss) before income taxes ($/BBL)	0.67	2.32	0.18		1.08	1.38	1.16	(1.43)	0.52	0.41
Realized marketing fuel margins ($/BBL)**	1.36	2.83	2.04		2.10	1.60	1.70	2.45	1.18	1.73

INTERNATIONAL
Income before income taxes	1,117	56	155		1,328	81	145	143	78	447
Plus:
Depreciation and amortization	2	13	5		20	18	18	20	60	116
Selling, general and administrative expenses	65	72	63		200	64	63	64	74	265
Equity in earnings of affiliates	(8)	(1)	(1)		(10)	(24)	(29)	(30)	(23)	(106)
Other operating revenues*	(12)	(8)	(9)		(29)	(6)	(9)	(11)	(8)	(34)
Other (income) expense, net	3	—	—		3	15	(2)	2	5	20
Special items:
Net (gain) loss on asset dispositions	(1,017)	89	(15)		(943)	—	—	—	(67)	(67)
Marketing margins	150	221	198		569	148	186	188	119	641
Less: margin for nonfuel related sales	14	18	15		47	13	16	14	13	56
Realized marketing fuel margins	136	203	183		522	135	170	174	106	585

Total fuel sales volumes (MB)	28,011	28,560	34,035		90,606	27,590	28,893	28,207	29,022	113,712

Income before income taxes ($/BBL)	39.88	1.96	4.55		14.66	2.94	5.02	5.07	2.69	3.93
Realized marketing fuel margins ($/BBL)**	4.87	7.11	5.37		5.76	4.88	5.87	6.19	3.70	5.15

* Includes other nonfuel revenues and expenses.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

ADJUSTED EFFECTIVE TAX RATE NON-GAAP RECONCILIATION

RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

EFFECTIVE TAX RATES
Income (loss) before income taxes	648	1,120	199		1,967	964	1,311	413	(13)	2,675
Special items	(1,064)	167	1,174		277	97	(14)	674	(47)	710
Adjusted income (loss) before income taxes	(416)	1,287	1,373		2,244	1,061	1,297	1,087	(60)	3,385

Income tax expense (benefit)	122	212	32		366	203	291	44	(38)	500
Special items	(200)	71	282		153	23	(13)	161	22	193
Adjusted income tax expense (benefit)	(78)	283	314		519	226	278	205	(16)	693

Effective tax rate (%)*	18.8%	19.0%	16.0%		18.6%	21.1%	22.2%	10.7%	296.7%	18.7%
Adjusted effective tax rate (%)*	18.8%	22.0%	22.9%		23.1%	21.3%	21.4%	18.9%	27.2%	20.5%
* Effective tax rate (%) and Adjusted effective tax rate (%), as presented, are calculated using the underlying Income Tax Expense (Benefit) divided by Income (Loss) Before Income Taxes. As such, recalculated tax rate percentages using the rounded Income (Loss) Before Income Taxes and Income Tax Expense (Benefit) may differ from the presented tax rates (%).